Keith B. Westergaard

12757-54 Avenue, Surrey, BC V3X 3Cl

(604) 970-4992

September 30, 2016

DSG Global Inc.

5455 — 152nd Street

Suite 214

Surrey, BC

V3S 5A5

Attention: Robert Silzer

Resignation as a Director of

DSG Global Inc.

(Company)

To the Company

I hereby resign as a Director of DSG Global Inc. My resignation is effective immediately.

(In the event that there is a prescribed form for Resignation as Director of DSG Global Inc. required, please send said form to me by email in order that I can complete and return the same forth with.)

Yours truly,

/s/ Keith B. Westergaard